UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 31, 2005

                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


  MASSACHUSETTS                  0-13634                     04 2744744
----------------         ------------------------      ----------------------
(State or other          (Commission file number)          (IRS employer
jurisdiction of                                        identification number)
 incorporation
or organization)



            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act
-----   (17 CFR 230.425)
        Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
-----   CFR 240.14a-12)
        Pre-commencement communications pursuant to rule 14d-2(b) under the
-----   Exchange Act (17 CFR 240.14d-2(b))
        Pre-commencement communications pursuant to rule 13e-4(c) under the
-----   Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

At the direction of its board of directors, MacroChem Corporation is discontinuing all research and product development activities. The Company will seek to sell the business or its assets. As previously announced, the Company has been evaluating strategic alternatives, such as raising additional capital or a merger or acquisition, a sale of the Company or a sale or licensing of its intellectual property. To date, the Company has been unable to identify a satisfactory strategic alternative.

On August 31, 2005, the Company terminated substantially all its non-management personnel. The Company expects to incur a charge of approximately $350,000 in the quarter ending September 30, 2005 in connection with these terminations and the discontinuation of research and product development activities. Of this amount, approximately $121,000 is attributable to one-time termination costs, approximately $166,000 is attributable to the discontinuation of research and product development activities and approximately $63,000 is attributable to related general and administrative operations. The Company is currently discussing with its executive officers the restructuring of the Company's contractual obligations to those officers to reduce expenses.

The Company intends to attempt to sell the business or its intellectual property and other operating assets as soon as possible. There is no assurance that these efforts will be successful or that there will be any assets remaining to be distributed to stockholders. The Company believes that it has sufficient resources to fund expenses for the next three months in connection with its efforts to sell the business or its assets.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      99.1     Press Release.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACROCHEM CORPORATION



Dated:  September 7, 2005                   By: /s/ Bernard R. Patriacca
                                               ---------------------------------
                                            Name:  Bernard R. Patriacca
                                            Title: Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

    99.1     Press Release.